Significant Estimates and Assumptions	6 Months Ended
Dec. 31, 2020
Significant Estimates and Assumptions [Abstract]
Significant estimates and assumptions

13	Significant estimates and assumptions

Estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that may have a financial impact on the entity and that are believed to be reasonable under the circumstances.

The Company and its two wholly-owned subsidiaries (the "Group") makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial period are discussed below.

The accounting policies adopted are consistent with those of the previous financial year and corresponding interim reporting period.

(a)	R&D tax incentives

A refundable research and development tax incentive offset of 43.5%, equivalent to a deduction of 150%, will be available to eligible small companies with an annual aggregate turnover of less than A$20 million. Eligible companies can receive a refundable research and development tax incentive offset of 43.5% of their research and development spending.

The Group's research and development activities are eligible under an Australian Government tax incentive for eligible expenditure from 1 July 2011. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. For the period to 31 December 2020 the Group has recorded an item in other income of A$1,883,325 to recognise this amount which relates to this period.